UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 18, 2013
Date of Report (Date of earliest event reported)

 GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill Selma Road, Suite 150
San Antonio, Texas 78249
(210) 308-8267
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c) (d)
On December 18, 2013, the Board of Directors appointed Mr. James L. Bindseil to President and CEO of the Company. Mr. Bindseil was also named to the Company’s Board of directors, filling the vacancy left after the passing of Craig Robinson

Information required by Items 401, 402, 403 and 404 of Regulation S-K concerning Mr. Bindseil can be found in the Company's Proxy Statement for its 2013 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 26, 2013, which is incorporated herein by this reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibit

99.1           News Release dated December 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC

By:	/s/ James Albrecht
James Albrecht
Chief Financial Officer

Dated: December 18, 2013